UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2005



                            DIGITAL POWER CORPORATION
             (Exact name of registrant as specified in its charter)


   California                       1-12711                      94-1721931
   ----------                       -------                      ----------
 (State or other             (Commission File No.)            (I.R.S. Employer
  jurisdiction                                               Identification No.)
of incorporation)


                 41920 Christy Street, Fremont, California 94538
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (510) 657-2635
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)) Section 3 - Securities and Trading Markets

Section 3 - Securities and Trading Markets
------------------------------------------

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On May 3, 2005, Digital Power Corp. (the "Company") received a written notice from the American Stock Exchange (the "AMEX") advising that the Company was not in compliance with the AMEX's listing requirements (contained in Section 1003(a)(ii) of the AMEX Company Guide) because its has a shareholders equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years.

     In order to maintain its AMEX listing, the Company must submit a recovery plan by June 3, 2005, advising the AMEX of action it has taken or will take to bring the Company into compliance with the continued listing standards within a maximum of 18 months. Acceptance of such plan is in the discretion of the AMEX. If the plan is accepted, the Company will be able to continue its listing during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. If the Company is not in compliance with the listing standards at the end of such 18-month period or fails the periodic reviews, the AMEX will initiate delisting proceedings.

     The Company, at this time, is planning to prepare and submit a plan in accordance with the AMEX requirements. If the Company's shares of common stock are de-listed, this may have an effect on the trading market of the Company's shares.

     Section 9 - Financial Statements and Exhibits
     ---------------------------------------------

Item 9.01  Financial Statements and Exhibits

         Exhibit No.                Exhibit Description
         -----------                -------------------
         99                         Press release dated May 5, 2005, titled
                                    "Digital Power Corporation Reports
                                    Potential Delisting from AMEX"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIGITAL POWER CORPORATION,
                                    a California Corporation


Dated:     May 5, 2005              /s/ Jonathan Wax
                                    -------------------------------------------
                                    Jonathan Wax,
                                    Chief Executive Officer and President

                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------
              99                    Press release dated May 5, 2005, titled
                                    "Digital Power Corporation Reports
                                    Potential Delisting from AMEX"